SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2009 (September 29, 2009)

VLOV, INC.
(Exact name of registrant as specified in Charter)

NEVADA	000-53155	20-8658254
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No 1749-1751 Xiangjiang Road
Shishi City, Fujian Province
People’s Republic of China

 (Address of Principal Executive Offices)

(561) 245-5155
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” or “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry and the Registrant’s operations and results of operations.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01             Entry into a Material Definitive Agreement.

On September 29, 2009 (“Effective Date”), the Registrant entered into a Share Purchase Binding Letter of Intent (“LOI”) with ARC China, Inc., a Shanghai corporation (the “Purchaser”).  Pursuant to the terms of the LOI, the Registrant agreed to sell to the Purchaser, and the Purchaser agreed to purchase from the Registrant (the “Sale”), up to 2,797,203 units (the “Units”).  Each Unit consists of one (1) share of the Registrant’s preferred stock (“Preferred Stock”) and one (1) warrant to purchase one-half (½) share of the Registrant’s common stock (“Warrant”).  The consideration is $2.86 per Unit, or $8,000,000 in the aggregate (the “Purchase Price”).

Each share of Preferred Stock is to be convertible into one (1) share of the Registrant’s common stock for up to one (1) year at $2.86 per share, and will be automatically converted into common stock upon listing of the Registrant’s common stock on a national securities exchange.  If the Registrant’s common stock becomes ineligible to list on either the Nasdaq Stock Market or NYSE Amex due to a material issue known by the Registrant but not disclosed to the Purchaser prior to the closing of the Sale, then the one (1) year conversion period will be extended indefinitely at the Purchaser’s discretion.  The Warrants are three (3) year warrants, exercisable into shares of the Registrant’s common stock at $3.43 per share.

The Purchaser also agreed to provide investor relations services and assist the Registrant in preparing for, and submitting an application by December 31, 2009 for, listing onto a national securities exchange (the “Services”).  In connection with the Purchaser providing the Services, the Registrant must use its best efforts to cause any binding agreement between the Registrant and an acquirer or additional investor to include indemnification provisions in favor of the Purchaser.  In connection with a listing, the Registrant agreed to cause the election of the Purchaser’s designee to the Registrant’s board of directors and cause additional “independent” directors meeting the independence requirements of the Nasdaq Stock Market to be elected to its board of directors.  The Registrant also agreed to establish committees of its board of directors in accordance with the rules of the Nasdaq Stock Market.

Additionally, the Registrant agreed to appoint a member of the senior management team bilingual in English and Mandarin and to conduct at least two (2) road shows for each twelve (12) month period following the Sale.

The Registrant further agreed to escrow (i) $150,000 in cash and (ii) three (3) year warrants to purchase an aggregate 300,000 shares of the Registrant’s common stock at $3.43 per share, which warrants are to have cashless exercise rights, for the purpose of the Purchaser allocating such escrowed cash and warrants to investor relations firms for marketing purposes for the twelve (12) months following the Sale.  The Purchaser also agreed to escrow up to 5% of the shares of the Registrant’s common stock underlying the shares of Preferred Stock purchased by the Purchaser, at the Purchaser’s sole discretion, to be released to investor relations firms designated from time-to-time by the Purchaser to supplement any additional investor relations costs incurred during the twelve (12) months following the Sale.

The LOI expires twenty-one (21) days after the Effective Date, unless extended in writing by both parties.  The Purchaser may terminate the LOI at any time if there are material differences in the Registrant’s business compared to the description of the Registrant’s business as provided in the Registrant’s public filings with the Securities and Exchange Commission or as otherwise provided by the Registrant to the Purchaser.

Upon closing of the Sale, the Registrant must reimburse the Purchaser for all reasonable out-of-pocket expenses associated with the performance of the Services, up to a maximum of $15,000.  The Registrant must also pay up to $25,000 of the Purchaser’s legal and escrow fees relating to the Sale.

Following the Sale, the Registrant must file a registration statement with the Commission registering the shares of the Registrant’s common stock underlying the Units (the “Registration Statement”) within thirty (30) days of the Purchaser’s request for such filing (the “Request”).  The Registration Statement must be declared effective no later than (i) ninety (90) days following the later of (a) the closing of the Sale and (b) the date of the Request (or, in the event of the Commission’s “full review” of the Registration Statement, one hundred and fifty (150) days after the closing of the Sale), or (ii) five (5) days after the Commission declares the Registration Statement effective.  Upon any late filing or late effectiveness of the Registration Statement, the Registrant will be required to pay to the Purchaser, in cash, on the business day immediately following the respective due date, and on each thirtieth (30th) day thereafter, one percent (1%) of the Purchase Price (the “Late Payments”). The aggregate Late Payments must not exceed ten percent (10%) of the Purchase Price.

A form of the LOI is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the LOI does not purport to be complete and is qualified in its entirety by reference to the full text of the LOI.

Item 9.01             Financial Statement and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Form of Share Purchase Binding Letter of Intent, dated September 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VLOV, INC.

Dated: October 5, 2009	By:	/s/ Qingqing Wu
Qingqing Wu
Chairman and Chief Executive Officer